EXHIBIT 10.6(c)


                                                         Contract No. 31013

















                      NO-NOTICE TRANSPORTATION SERVICE AGREEMENT

                                 RATE SCHEDULE NNT-1

                                       between

                           COLORADO INTERSTATE GAS COMPANY

                                         and

                                 GREELEY GAS COMPANY


               DATED: October 1, 1993, or the date in which CIG commences service pursuant to its Compliance Tariff filed in Docket No. RS92-4-000, et al., whichever is later.







                                       TABLE OF CONTENTS


          Article                                                 Page No.

             I  QUANTITIES OF GAS TO BE TRANSPORTED AND STORED  . . .   1

            II  POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY  . . . .   2

           III  APPLICABLE RATE SCHEDULE, INCORPORATION BY REFERENCE    3

            IV  TERM  . . . . . . . . . . . . . . . . . . . . . . . .   4

             V  CANCELLATION OF PRIOR CONTRACTS   . . . . . . . . . .   4

            VI  OTHER OPERATING PROVISIONS  . . . . . . . . . . . . .   4

           VII  MODIFICATIONS   . . . . . . . . . . . . . . . . . . .   6

          VIII  NOTICES   . . . . . . . . . . . . . . . . . . . . . .   6


                                     EXHIBIT "A"

                                     EXHIBIT "B"




































                      NO-NOTICE TRANSPORTATION SERVICE AGREEMENT
                                 RATE SCHEDULE NNT-1


            THIS AGREEMENT is made and entered into as of this 1st Day of

          October, 1993, or the date in which CIG commences service

          pursuant to its Compliance Tariff filed in Docket No. RS92-4-000,

          et al., whichever is later, by and between COLORADO INTERSTATE

          GAS COMPANY, hereinafter called "Transporter," and GREELEY GAS

          COMPANY, hereinafter called "Shipper".

            In consideration of the mutual promises hereinafter contained,

          Shipper and Transporter agree as follows:

                                      ARTICLE I
                    QUANTITIES OF GAS TO BE TRANSPORTED AND STORED

            1.1     Maximum Delivery Quantity ("MDQ").  Shipper's MDQ is

          16,005 Dth per Day during the Winter Season and 4,896 Dth per Day during the Summer Season.

            1.2     Transportation Service.  Transportation Service between

          and at Primary Point(s) of Receipt and Primary Point(s) of

          Delivery shall be on a firm basis.  Service at and involving

          Secondary Point(s) of Receipt and Delivery shall be scheduled subject to capacity availability following all firm Transpor-

          tation Service between Primary Point(s) of Receipt and Delivery and ahead of any interruptible Transportation Service at such point(s).

            1.3     Maximum Daily Transportation Quantity ("MDTQ").

          Shipper's MDTQ is 4,896 Dth per Day.

            1.4     Maximum Available Capacity ("MAC").  Shipper's MAC is

          422,142 Dth.







            1.5     Maximum Daily Injection Quantity ("MDIQ").  Shipper's

          MDIQ is 1/150th of Shipper's MAC or 2,814 Dth per Day.

            1.6     Maximum Daily Withdrawal Quantity ("MDWQ").  Shipper's

          MDWQ is 1/38th of Shipper's MAC or 11,109 Dth per Day.  MDWQ is

          subject to adjustment as actual gas in place declines over the

          Withdrawal Period as explained in Article 1 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

            1.7     Authorized Overrun Quantities.  On any Day upon request

          by Shipper and with Transporter's consent, Shipper may Tender and

          Transporter may accept for service hereunder quantities of gas in excess of Shipper's MDQ or Shipper's Point of Receipt or Delivery

          Quantities at each Point of Receipt or Delivery.

            1.8     Summer Season Overrun.  During the Summer Season,

          Shipper may take Deliveries in excess of the quantities nominated by Shipper at the Point(s) of Receipt up to its full Winter

          Season MDQ, limited by Shipper's ADWQ and Shipper shall pay the

          NNT-1 Commodity rate on the Schedule of Rates Sheets for the

          Summer Season Overrun quantities delivered.  Such quantities shall be subject to the same terms and conditions as if they were

          Winter Season quantities.


                                      ARTICLE II
                     POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

            2.1     Receipt.  Transporter agrees to accept Receipt

          Quantities at the Point(s) of Receipt identified in the attached

          Exhibit "A" which is incorporated herein by reference.












            2.2     Delivery.  Transporter agrees to transport and Deliver

          Delivery Quantities to Shipper (or for Shipper's account) at the

          Point(s) of Delivery identified in the attached Exhibit "A."

            2.3     Secondary Points of Receipt and Delivery.  Receipt and

          Delivery of quantities by Transporter at Secondary Point(s) of

          Receipt and/or Secondary Point(s) of Delivery will be scheduled and allocated capacity pursuant to Article 5 of the General Terms and Conditions of Transporter's FERC Gas Tariff.  Shipper shall be entitled to receive service at Secondary Point(s) of Receipt and Delivery by nominating for service at such locations.  When nominating for service at Secondary Point(s), Shipper shall designate the capacity being shifted from Primary Points for service at the Secondary Points.


                                     ARTICLE III
                 APPLICABLE RATE SCHEDULE, INCORPORATION BY REFERENCE

            3.1     Rate Schedule.  Each Month, Shipper shall pay

          Transporter for No-Notice Transportation Service rendered

          hereunder at the rates and surcharges set forth on Exhibit "B,"

          which is incorporated herein by reference, for the Term of Rate provided therein.  Once the Term of Rate has expired, payment shall be at the maximum rates and surcharges set forth on the

          Schedule of Rates Sheets unless otherwise agreed.

            3.2     Incorporation by Reference.  This Agreement in all

          respects shall be subject to Rate Schedule NNT-1 and to the

          General Terms and Conditions of Transporter's FERC Gas Tariff

          (Tariff) as filed with, and made effective by, the FERC (as they











          may be amended pursuant to Article VII of this Agreement), all of which are by reference made a part hereof.

            3.3     Changes in Rates and Terms.  Transporter shall have the

          right to propose to the FERC changes in its rates and terms of service,  and this Agreement shall be deemed to include any changes which are made effective pursuant to FERC Order or regulation or provisions of law, without prejudice to shipper's right to protest the same.


                                      ARTICLE IV
                                         TERM

            4.1     Effective Date.  This Agreement shall become effective

          on October 1, 1993, or the date in which Transporter commences service pursuant to its Compliance Tariff filed in Docket

          No. RS92-4-000, et al., whichever is later.

            4.2     Termination Date.  This Agreement shall continue in

          full force and effect for a term extending through September 30,

          1996.

            4.3     Termination Obligations.  Termination of this Agreement

          shall not relieve Transporter and Shipper of the obligation to correct any imbalances, or relieve Shipper of the obligation to pay money due to Transporter.  All warranties and indemnities shall survive the termination of this Agreement.


                                      ARTICLE V
                           CANCELLATION OF PRIOR CONTRACTS

            5.1     Cancellation of Prior Contracts.  When this Agreement

          becomes effective, it shall supersede and cancel the following contract(s) between the Parties:  The Gas Sales Agreement between









          Transporter and Shipper dated February 1, 1993, and any

          amendments thereto and referred to as Transporter's Agreement

          No. R-4-AP.


                                      ARTICLE VI
                              OTHER OPERATING PROVISIONS

            6.1     Shippers under this Rate Schedule NNT-1 shall be

          subject to the Joint Monthly Operating Plan, Operational Flow

          Orders, and Configuration Flow Orders as provided in Article 7 of the General Terms and Conditions of the Tariff.

            6.2     First of the Month Nominations.  At least four Business

          Days, or, for Shippers using Transporter's electronic bulletin board, two Business Days, before the first Day of each Month,

          Shipper shall provide Transporter with a schedule (in writing or by Electronic Transmission) showing the daily quantities to be

          Tendered to Transporter during the first four Days of the Month at each Point of Receipt including the producing area (including county and state) of the gas to be Tendered.  Nominations shall be addressed as set forth in Article VIII of this Agreement.

            6.3     Daily Nominations.  Unless otherwise agreed, Shipper

          shall submit daily written nominations to Transporter 27 hours prior to the beginning of the Day of Delivery (e.g., nominations shall be made by 10:00 a.m., Central Standard Time, on Monday for gas to be Tendered beginning at 1:00 p.m., Central Standard Time,

          on Tuesday).  For each Agreement, Shipper shall nominate in writing or by Electronic Transmission the quantity which Shipper intends to Tender at the Point(s) of Receipt and to receive at the Point(s) of Delivery, including an allocation of Point of









          Receipt Quantities to each Point of Delivery in the event of multiple Delivery Points.

               Transporter shall attempt to verify all nominations and

          confirm service to Shipper no later than four hours prior to the

          Day for which the nominations are to be effective.

               Transporter is not responsible for assuring that the

          nominated quantities are actually Tendered to Transporter at the

          Point(s) of Receipt.

               All service performed under this Agreement shall be

          performed  pursuant to 18 CFR 284.221 authority, unless Shipper elects service to be performed pursuant to Transporter's

          18 CFR 284.101 (Section 311) authority.  In that event,

          Transporter shall only accept, and Shipper shall only make,

          nominations for service to be performed pursuant to

          18 CFR 284.101 (Section 311) in accordance with the regulations governing the provisions of such service, and after Transporter has received an "on behalf of" letter acceptable to Transporter.

            6.4     Estimates.  For planning purposes, Transporter may,

          from time to time, request estimates of Shipper's annual

          quantity, average daily quantity, or peak Day quantity.  In the event that such a request is made, Shipper shall reply in writing within 45 Days of the request.

            6.5     Planning Information.  Transporter may request other

          planning information as needed from time to time and Shipper shall comply with all reasonable requests.













                                          ARTICLE VII
                                    MODIFICATIONS

            7.1     Modifications.  Certain provisions of the General Terms

          and Conditions and/or Rate Schedule NNT-1 are modified for the purpose of this Agreement, as specified below:  None.


                                     ARTICLE VIII
                                        NOTICES

            8.1     Notices, Statements, and Bills.  Any notice, statement,

          or bill provided for in this Agreement shall be in writing and shall be considered as having been given if hand carried,

          telecopied  or mailed by United States Mail, postage prepaid, to the following addresses, respectively:

               To Shipper:

                    Invoices for Transportation:
                         Greeley Gas Company
                         1301 Pennsylvania Street, Suite 800
                         Denver, Colorado   80203-5015
                         Attention:  Bill Warburton

                    All Notices:
                         Greeley Gas Company
                         1301 Pennsylvania Street, Suite 800
                         Denver, Colorado   80203-5015
                         Attention:  Bill Warburton

               To Transporter:

                    Payments for Transportation:
                         Colorado Interstate Gas Company
                         Department 208
                         Denver, Colorado 80291

                    All Notices:
                         Colorado Interstate Gas Company
                         P. O. Box 1087
                         Colorado Springs Colorado 80944
                         Telecopy No. (719) 520-4810
                         Attention:  Transportation & Exchange Department












                      All Nominations:
                         Colorado Interstate Gas Company
                         Colorado Springs, Colorado   80944
                         Telecopy No. (719) 520-4411
                         Attention:  Volume Management, Transmission

            8.2     Agents.  Shipper must provide written notice to

          Transporter of the name, and any other pertinent information, of another person ("Agent") that has agency authority to act for

          Shipper in connection with (1) the Joint Monthly Operating Plan as discussed in Article 7 of the General Terms and Conditions of

          the Tariff, (2) operation of pipelines, facilities, and wells in connection with this Agreement, (3) Operational Flow Orders or

          Configuration Flow Orders as discussed in Article 7 of the

          General Terms and Conditions of the Tariff, and/or (4) other matters covered by this Agreement.  If the Agent has the

          authority in (2) and (3), above, operating notices shall be served upon the Agent alone.  The Shipper remains bound by its obligations under the Tariff, and commitments made by the Agent on behalf of the Shipper are binding on the Shipper as if made by the Shipper.  The Shipper must provide prompt written notice of the termination of the agency.

























            IN WITNESS WHEREOF, the Parties hereto have executed this

          Agreement.

                                          COLORADO INTERSTATE GAS COMPANY
                                                    (Transporter)


                                          By  /s/ S. W. ZUCKWEILER
                                             -----------------------------
                                               S. W. Zuckweiler
                                               Vice President




                                          GREELEY GAS COMPANY
                                               (Shipper)


          Attest:                         By  /s/ Richard W. Remley
                                             -----------------------------
                                                  Richard W. Remley
                                             -----------------------------
          By:    /s/ W. J. Warburton             (Print or type name)
                 -------------------

          Title: Director Gas Supply             Senior Vice President
                 -------------------         -----------------------------
                                                 (Print or type title)


























                                     EXHIBIT "A"

                                          to

                      NO-NOTICE TRANSPORTATION SERVICE AGREEMENT

                                       between

                    COLORADO INTERSTATE GAS COMPANY (Transporter)

                                         and

                            GREELEY GAS COMPANY (Shipper)


          DATED: October 1, 1993, or the date in which CIG commences service pursuant to its Compliance Tariff filed in Docket No. RS92-4-000, et al., whichever is later.


          1. Shipper's Maximum Delivery Quantity: MDQ: 4,896 Dth per Day during the Summer Season and is 16,005 Dth per Day during the Winter Season (Note 4).

          2.  Shipper's Maximum Daily Transportation Quantity:  MDTQ:
              4,896 Dth per Day.

          3.  Shipper's Maximum Available Capacity:  MAC:  422,142 Dth.

          4.  Shipper's Maximum Daily Injection Quantity:  MDIQ:
              2,814 Dth.

          5.  Shipper's Maximum Daily Withdrawal Quantity:  MDWQ:
              11,109 Dth.
                     (1/38th of MAC)

                                                 Point of          Maximum
                                             Receipt Quantity      Receipt
          Primary Point(s) of Receipt          (Dth per Day)      Pressure
                    (Note 1)                     (Note 2)         p.s.i.g.
         ----------------------------        ----------------     --------
          Northern System
            Uinta                                  593                 720
            Echo Springs Master Meter              300                 850
            Lost Cabin                           1,200               1,100

          Central System
            Lakin Master Meter                     839                 900
            As may be mutually agreed
             by the Parties                         30

                                     EXHIBIT "A"


                                                  Point of         Maximum
                                             Delivery Quantity    Delivery
          Primary Point(s) of Delivery         (Dth per Day)      Pressure
                    (Note 1)                      (Note 3)        p.s.i.g.
          ----------------------------       -----------------    --------
          Southern System
            Bivins Master Meter                   674               479
            Mocane-Warren Plant                   460               800
            Greenwood Master Meter                800               761

          Canon City                        11,855 (Note 5)      (Note 6)
          Colorado State Penitentiary          591 (Note 5)         100
          Florence City Gate                 2,265 (Note 5)          60
          Penrose City Gate                    394 (Note 5)          60
          Penrose South                         74 (Note 5)        Line
          Pressure
          Portland City Gate                 3,073 (Note 5)         100
          Pritchett City Gate                  295 (Note 5)         150
          Fremont County Industrial Park       148 (Note 5)        Line
          Pressure
          The Piggery                           15 (Note 5)        Line
          Pressure
          Engineer's Station 476+78             15 (Note 5)        Line
          Pressure
          Penrose PBS-2                        295 (Note 5)        Line
          Pressure

          Eads City Gate                       884 (Note 5)          60
          Brandon Station                      832 (Note 5)         350
          L. J. Stafford                       156 (Note 5)        Line
          Pressure

          Springfield                        3,120 (Note 5)        Line
          Pressure



          NOTES:  (1)  Information regarding Points of Receipt and Points of Delivery, including legal descriptions, measuring parties, and interconnecting parties, shall be posted on Transporter's electronic bulletin board. Transporter shall update such information from time to time to include additions, deletions, or any other revisions deemed appropriate by Transporter.

                                     EXHIBIT "A"

                  (2) Point of Receipt Quantities may be increased by an amount equal to Transporter's effective fuel reimbursement.

                  (3) The sum of the Primary Point of Delivery Quantities shall be equal to or less than Shipper's MDQ.

                  (4) In Docket No. RP93-99, CIG's conversion to a thermal tariff is subject to review as to methodology, factors, or any other issue involved in the transition from a volumetric basis to a thermal basis. Should such review result in a change in the basis upon which the thermal quantities used in this service agreement were determined, such thermal quantities shall be adjusted as required.

                  (5) Transporter's obligation to make deliveries at this Primary Point of Delivery shall be limited to the amount shown or the meter capacity, whichever is less. Further, Transporter's obligation to make deliveries at these Primary Points of Delivery under this Agreement and under all Firm Service Agreements shall be limited in the aggregate to the amount shown or to the meter capacity whichever is less.

                  (6)  Line pressure but not less than 100 p.s.i.g.





                                                                Page 1 of 2



                                     EXHIBIT "B"

                                          to

                      NO-NOTICE TRANSPORTATION SERVICE AGREEMENT

                                       between

                    COLORADO INTERSTATE GAS COMPANY (Transporter)

                                         and

                            GREELEY GAS COMPANY (Shipper)


             DATED: October 1, 1993, or the date in which CIG commences service pursuant to its Compliance Tariff filed in Docket No. RS92-4-000, et al., whichever is later.

                                      R1 Res-     Commod-                         Fuel
                                      ervation      ity                        Reimburse-       Sur-
Point of Receipt   Point of Delivery  Rate          Rate       Term of Rate       ment        charges
- ----------------   -----------------  --------    -------      ------------    ----------     -------
All Primary and    All Primary and    (Note 1)    (Note 1)        Through       (Note 2)     (Note 3)
Secondary Points   Secondary Points                               9/30/96



                 NOTES:  (1) The rates for service hereunder shall be
                      Transporter's maximum rates for service under Rate Schedule NNT-1 or other superseding Rate Schedule, as such rates may be changed from time to time.

                  (2) Fuel usage and lost and unaccounted-for deductions
                      shall be as stated on Transporter's Schedule of Surcharges and Fees in the Tariff, as they may be changed from time to time, unless otherwise agreed between the Parties.






                                                                Page 2 of 2



                                     EXHIBIT "B"


          NOTES:  (3) Applicable Surcharges:

                      All applicable surcharges, unless otherwise specified, shall be the maximum surcharge rate as stated in the Schedule of Surcharges and Fees in the Tariff, as such surcharges may be changed from time to time.

                      Gas Quality Control:
                        The Gas Quality Control Surcharge shall be assessed pursuant to Article 20 of the General Terms and Conditions as set forth in the Tariff.

                      GRI:
                        The GRI Surcharge shall be assessed pursuant to
                        Article 18 of the General Terms and Conditions, both as set forth in the Tariff.

                      Gas Supply Transition:
                        The Gas Supply Transition Surcharge shall be assessed pursuant to Article 21 of the General Terms and Conditions as set forth in the Tariff.

                      ACA:
                        Transporter's applicable ACA Surcharge shall be added to all discounted rates except that in no event shall the discounted rate plus the ACA Surcharge exceed Transporter's maximum rate as stated in the Schedule of Rates in the Tariff.





                                                     Contract No. 31013000A















                                      AMENDMENT

                               DATED:  January 1, 1994

                                          to

                      NO-NOTICE TRANSPORTATION SERVICE AGREEMENT

                                 RATE SCHEDULE NNT-1

                               DATED:  October 1, 1993

                                       between

                           COLORADO INTERSTATE GAS COMPANY

                                         and

                                 GREELEY GAS COMPANY






                                     AMENDMENT TO
                      NO-NOTICE TRANSPORTATION SERVICE AGREEMENT
                                 RATE SCHEDULE NNT-1


                 THIS AGREEMENT, made and entered into this 1st Day of

          January, 1994, by and between COLORADO INTERSTATE GAS COMPANY,

          hereinafter referred to as "Transporter," and GREELEY GAS

          COMPANY, hereinafter referred to as "Shipper."

                 WHEREAS, Transporter and Shipper entered into a

          Transportation Service Agreement ("Agreement") dated October 1,

          1993, providing for the transportation by Transporter for Shipper pursuant to 18 CFR 284.221 authority and/or 18 CFR 284.101 (see

          Section 6.3 as applicable); and

                 WHEREAS, Transporter and Shipper desire to amend the

          Agreement effective January 1, 1994, to revise the Primary Points of Delivery as stated in Exhibit "A" to the Agreement;

                 NOW, THEREFORE, in consideration of the premises and the

          mutual covenants hereinafter contained, Transporter and Shipper agree to amend the Agreement as follows:

                 Effective January 1, 1994, Exhibit "A" shall be deleted in its entirety and the attached Exhibit "A" shall be substituted therefor.

                 This Amendment shall be effective as of January 1, 1994,

          and except as herein amended, the Agreement shall in all respects remain in full force and effect.







                  IN WITNESS WHEREOF, the Parties have executed this

          Amendment.

                                           COLORADO INTERSTATE GAS COMPANY
                                                    (Transporter)



                                           By  /s/ Donald J. Zinko
                                              -----------------------------
                                                  Donald J. Zinko
                                                  Senior Vice President



                                           GREELEY GAS COMPANY
                                                (Shipper)


          ATTEST:
                                           By  /s/ Gary L. Schlessman
                                              -----------------------------

          By                                       Gary L. Schlessman
             --------------------------       -----------------------------
             Title:                              (Print or type name)

                                                      President
                                              -----------------------------
                                                (Print or type title)






















                                     EXHIBIT "A"

                                          to

                      NO-NOTICE TRANSPORTATION SERVICE AGREEMENT

                                       between

                    COLORADO INTERSTATE GAS COMPANY (Transporter)

                                         and

                            GREELEY GAS COMPANY (Shipper)

                          Agreement Dated:  October 1, 1993

                          Amendment Dated:  January 1, 1994


          1. Shipper's Maximum Delivery Quantity: MDQ: 4,896 Dth per Day during the Summer Season and is 16,005 Dth per Day during the Winter Season (Note 4).

          2.  Shipper's Maximum Daily Transportation Quantity:  MDTQ:
              4,896 Dth per Day.

          3.  Shipper's Maximum Available Capacity:  MAC:  422,142 Dth.

          4.  Shipper's Maximum Daily Injection Quantity:  MDIQ:
              2,814 Dth.

          5.  Shipper's Maximum Daily Withdrawal Quantity:  MDWQ:
              11,109 Dth.
                  (1/38th of MAC)


                                                 Point of          Maximum
                                             Receipt Quantity      Receipt
          Primary Point(s) of Receipt          (Dth per Day)      Pressure
                    (Note 1)                     (Note 2)         p.s.i.g.
          ---------------------------        ----------------     --------
          Northern System
            Uinta                                  593                 720
            Echo Springs Master Meter              300                 850
            Lost Cabin                           1,200               1,100

          Central System
            Lakin Master Meter                     839                 900
            As may be mutually agreed
             by the Parties                         30

                                     EXHIBIT "A"


                                               Point of      Maximum
                                           Delivery Quantity Delivery
          Primary Point(s) of Delivery       (Dth per Day)   Pressure
                    (Note 1)                    (Note 3)     p.s.i.g.
          Southern System
            Bivins Master Meter               674            479
            Mocane-Warren Plant               460            800
            Greenwood Master Meter            800            761

          Canon City Group (Note 5):
            Canon City                     11,855 (Note 6)   (Note 7)
            Colorado State Penitentiary       591 (Note 6)   100
            Florence City Gate              2,265 (Note 6)   60
            Penrose City Gate                 394 (Note 6)   60
            Penrose South                      74 (Note 6)   Line Pressure
            Portland City Gate              3,073 (Note 6)   100
            Pritchett City Gate               295 (Note 6)   150
            Fremont County Industrial Park    148 (Note 6)   Line Pressure
            The Piggery                        15 (Note 6)   Line Pressure
            Engineer's Station 476+78          15 (Note 6)   Line Pressure
            Penrose PBS-2                     295 (Note 6)   Line Pressure

          Eads Group (Note 8):
            Eads City Gate                    884 (Note 6)   60
            Brandon Station                   832 (Note 6)   350
            L. J. Stafford                    156 (Note 6)   Line Pressure

            Springfield                     1,081 (Note 6)   Line Pressure

            McClave Delivery                1,000 (Note 6)
          500

          NOTES:  (1)  Information regarding Points of Receipt and Points of Delivery, including legal descriptions, measuring parties, and interconnecting parties, shall be posted on Transporter's electronic bulletin board. Transporter shall update such information from time to time to include additions, deletions, or any other revisions deemed appropriate by Transporter.

                  (2) Point of Receipt Quantities may be increased by an amount equal to Transporter's effective fuel reimbursement.

                  (3) The sum of the Primary Point of Delivery Quantities shall be equal to or less than Shipper's MDQ.

                                     EXHIBIT "A"


                  (4) In Docket No. RP93-99, CIG's conversion to a thermal tariff is subject to review as to methodology, factors, or any other issue involved in the transition from a volumetric basis to a thermal basis. Should such review result in a change in the basis upon which the thermal quantities used in this service agreement were determined, such thermal quantities shall be adjusted as required.

                  (5) Transporter's obligation to make deliveries at all Primary Points of Delivery included in the Canon City Group shall be limited in the aggregate to 12,644 Dth per Day under this Agreement.

                  (6) Transporter's obligation to make deliveries at this Primary Point of Delivery shall be limited to the amount shown or the meter capacity, whichever is less. Further, Transporter's obligation to make deliveries at these Primary Points of Delivery under this Agreement and under all Firm Service Agreements shall be limited in the aggregate to the amount shown or to the meter capacity whichever is less.

                  (7)  Line pressure but not less than 100 p.s.i.g.

                  (8) Transporter's obligation to make deliveries at all Primary Points of Delivery included in the Eads Group shall be limited in the aggregate to 1,280 Dth per Day under this Agreement.